As filed with the Securities and Exchange Commission on April 21, 2017.

No. 333-201473
No. 811-22926

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 92	[x]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 94	[x]

Elkhorn ETF Trust
(Exact Name of Registrant as Specified in Charter)

207 Reber Street, Suite 201
 Wheaton, IL 60187
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (630) 355-4676

Benjamin T. Fulton
Elkhorn ETF Trust
207 Reber Street, Suite 201
 Wheaton, IL 60187
(Name and Address of Agent for Service)

Copy to:
Morrison C. Warren, Esq.
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

It is proposed that this filing will become effective (check appropriate box):
[ ]	Immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ]	On (date) pursuant to paragraph (b) of Rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]	On (date) pursuant to paragraph (a) of Rule 485.
[X]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 92

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Elkhorn Rich Hard To Borrow Securities ETF

Part B - Statement of Additional Information for Elkhorn Rich Hard To Borrow Securities ETF

Part C - Other Information

Signatures

Subject to Completion
Dated April 21, 2017

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Elkhorn ETF Trust (the “Trust”)

Elkhorn Rich Hard To Borrow Securities ETF (the “Fund”)
BATS BZX Exchange, Inc — HARD

PROSPECTUS

_____________, 2017

The Fund lists and principally trades its shares on BATS BZX Exchange, Inc. (“BATS” or the “Exchange”). Shares of the Fund trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Unlike mutual funds, the Fund issues and redeems shares at net asset value only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and, collectively, the “Creation Units”). The Creation Units are issued for securities in which the Fund invests and/or cash, and redeemed for securities and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

The Fund is an actively managed exchange-traded fund and except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Elkhorn Rich Hard To Borrow Securities ETF
Summary Information

INVESTMENT OBJECTIVE

The Elkhorn Rich Hard To Borrow Securities ETF (the “Fund”) seeks high levels of current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.__%
Distribution and Service (12b‑1) Fees	0.00%
Other Expenses(*)	0.00%
Total Annual Fund Operating Expenses	0.__%

(*)	Other Expenses are estimates based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until _____________, and thereafter to represent the imposition of the 12b‑1 fee of an additional 0.25% per annum of the Fund’s average daily net assets. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$___	$____

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective of high levels of current income primarily through the revenue it receives by lending out the securities that make up its portfolio. The Fund seeks to purchase those securities deemed to be “hard to borrow” and lend them out in exchange for the premium income that such securities may command on the market. The Fund will invest in securities included on the ______________ Hard to Borrow Securities List (the “Rich Hard-To-Borrow List”). The Rich Hard-To-Borrow List seeks to identify those securities that are most in-demand to be borrowed by market participants.

The Rich Hard-To-Borrow List is derived from a proprietary selection strategy developed and maintained by [________________] (“[______]”) that is reviewed at least daily and revised as necessary in order to be responsive to sudden changes in market conditions. [_____________] generates the list by systematically monitoring the short interest of securities and communicating with and reviewing “hard to borrow” securities lists compiled by market participants such as banks and brokerage firms. Short interest refers to the quantity of stock shares that investors have sold short but have not yet covered or closed out and is a market indicator that tells whether investors think a stock’s price is likely to fall. A market participant’s hard-to-borrow list is updated daily and is an inventory of securities that are in short supply or unavailable for borrowing for short sale transactions and thus provides a catalogue of securities that cannot be shorted. While short interest statistics are publicly available, a market participant’s internal hard-to-borrow list is not. [_____________] will create relationships with various financial firms and market participants to gain access to these internal lists in order to create a representative list of the securities that the market considers to be hard to borrow.

The Rich Hard-To-Borrow List may be comprised of U.S. and non-U.S. equity securities, including depositary receipts, investment grade fixed income securities and other registered investment companies, including exchange-traded funds (“ETFs”) and closed-end funds.

The Fund is actively managed; it is not an index fund and it will not invest in all the securities that comprise the Rich Hard-To-Borrow List. Instead, the securities comprising the Rich Hard-To-Borrow List will serve as the initial universe from which the Fund’s investment adviser will choose securities. The Fund does not seek to generate returns through the price appreciation of the securities in its portfolio. On the contrary, the Fund wishes to maintain a market neutral position for all of the securities in its portfolio and will use exchange-listed derivatives, including exchange-listed options, futures and swaps, to hedge against price movements of the securities to mitigate the effects of any such price movements on the Fund’s total return. To determine which securities from the Rich Hard-To-Borrow List to purchase, the investment adviser will analyze not only the return that may be generated by the lending of each security, but also the cost of entering into the corresponding hedge. The investment adviser will generally select those securities that have the highest return, net of any costs associated with trading and hedging that security. However, the investment adviser will also take into account other factors such as each security’s market capitalization and liquidity, as well as its own market outlook when determining which securities to buy and how to weight each security in the portfolio.

As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than many investment companies. Portfolio turnover is a ratio that indicates how often the securities in an investment company’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated annual portfolio turnover rate for the Fund is expected to be greater than 100%.

Diversification. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Concentration Policy. The Fund will not concentrate its investments in securities of issuers in any one industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value.

Authorized Participant Concentration Risk. Only an authorized participant (as defined in “Purchase and Sale of Shares”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transactions Risk. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Counterparty Risk. The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. The protections available to the Fund in exchange traded derivatives may not be available for over-the-counter transactions.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk. The Fund invests in equity securities. The value of the Shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Exchange-Traded Fund Risk. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Fixed Income Securities Risk. An investment in the Fund involves risk associated with an investment in debt securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent an issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of an issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by an issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. If a shareholder purchases at a time when the market price is at a premium to the net asset value of the Shares, or sells at a time when the market price is at a discount to the net asset value of the Shares, the shareholder may sustain losses.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells, i.e., “rolls,” individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them into new contracts. This frequent trading of contracts may increase the amount of commissions or mark‑ups to broker‑dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance.

Futures Risk. All futures and futures‑related products are highly volatile. Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies. As a futures contract approaches its settlement date, the Fund may sell that futures contract and replace it with a similar contract with a more distant settlement date. This process is referred to as “rolling” a futures contract. The successful use of such a strategy depends upon the Adviser’s skill and experience. Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may endure a cost to “roll” the contracts. The Adviser may not be successful in selecting futures contracts to achieve the Fund’s investment objective.

Investment in Short Stocks Risk. The Fund’s investment strategy may seek to invest in stocks in which a significant amount of market participants have taken short positions. Market participants take short positions in stocks when they believe the value of these stocks will decline in the future. If these market participants are correct, the value of stocks in which the Fund invests will decrease, and the Fund may lose money on its investments.

Liquidity Risk. The Fund invests in securities that may have limited liquidity despite being listed on a securities exchange. Securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the securities are held in the Fund will be adversely affected if trading markets for the securities are limited or absent.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Making Risk. Market-making third parties may be required to provide liquidity, which would reduce the value of the Fund. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange which could result in a decrease in value of the Shares.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents, or it may hold cash.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Options Risk. The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Securities Lending Risk. When the Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, if the Fund’s securities are sold while out on loan and the securities are not returned timely by the borrower, there is a possibility that the sale transaction will not settle in the usual manner and cause unintended market exposure and additional trade and other expenses to the Fund. As well, any investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Small and Mid Capitalization Risk. The Fund invest in small and mid capitalization stocks. As a result, the Fund may be exposed to additional risk associated with small and mid capitalization companies. Increased exposure to small and mid capitalization companies may cause the Fund to be more vulnerable to adverse general market or economic developments because such securities may be less liquid and subject to greater price volatility than those of larger, more established companies. Stocks of small and mid capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Such companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Trading Issues Risk. Although the shares of the Fund are listed for trading on _____, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on _____ may be halted due to market conditions or for reasons that, in the view of _____, make trading in shares inadvisable. In addition, trading in shares on _____ is subject to trading halts caused by extraordinary market volatility pursuant to _____ “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of _____ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on _____ in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Volatility Risk. Frequent or significant short‑term price movements could adversely impact the performance of the Fund. In addition, the net asset value of the Fund over short‑term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and as a result, a relatively small price movement in an instrument may result in immediate and substantial losses to the Fund.

Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. Such market conditions could cause substantial losses to the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.elkhorn.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Elkhorn Investments, LLC (the “Adviser”).

Investment Committee. There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of the Investment Committee. The Investment Committee consists of:

•	Benjamin Fulton, Chair of the Investment Committee and Chief Executive Officer of the Adviser;

•	Graham Day, Head of Product & Research;

•	Jeff Wynsma, Senior Portfolio Manager;

•	Jordan Golz, Product Development & Research Associate; and

•	Derek Babb, Portfolio Manager.

Each member of the Investment Committee has served as a part of the portfolio management team of the Fund since its inception (______ 2017).

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on the Exchange and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and an actively managed exchange-traded fund. The investment objective of the Fund is to seek current income.

The Fund’s investment objective and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. As non-fundamental policies, the Fund’s investment objective requires 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.”

The Fund will invest at least 90% of its assets in securities that have a market capitalization of at least $75 million and at least 70% of its assets in securities with an average trading volume of 250,000 shares or an average notional volume of $25,000,000 in the past six months.

In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund will engage in the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total gross assets, which equals the notional value of the long securities positions and the gross notional value of the derivative positions hedging the long securities positions.

Licensing. The Adviser has entered into a license agreement with __________ pursuant to which the Adviser pays a fee to use certain marketing names and licensed trademarks associated with the Rich Hard-To-Borrow List (collectively, the “Trademarks”). The Adviser is sub‑licensing rights to the Trademarks to the Fund.

The Fund is not sponsored, endorsed, sold or promoted by _________. _________ makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. _________’s only relationship to Elkorn Investments, LLC (“Licensee”) is the licensing of certain trademarks and trade names of _________and of the Rich Hard-To-Borrow List which is determined, composed and calculated by _________ without regard to Licensee or the Fund. Licensor has no obligation to take the needs of Licensee or the owners of the Fund into consideration in determining, composing or calculating the Rich Hard-To-Borrow List. ___________ is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. __________________ has no obligation or liability in connection with the administration marketing or trading of the Fund.

Fund Investments

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Such debt instruments are typically issued by corporations, generally in the form of interest-bearing notes, or by an affiliated business trust of a corporation, generally in the form of (i) beneficial interests in subordinated debentures or similarly structured securities or (ii) more senior debt securities that pay income and trade in a manner similar to preferred securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed or floating rates of interest.

EQUITY SECURITIES

The Fund invests in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

DERIVATIVES

The Fund may invest in futures contracts, option contracts and swaps. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) a specified underlying asset on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Swap agreements are generally two‑party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally‑cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.

DEPOSITARY RECEIPTS

The Fund may make foreign investments through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Investments in depositary receipts involve risks similar to those accompanying direct investments in non-U.S. securities, including liquidity, currency, political, information and other risks.

NON-U.S. INVESTMENTS

The Fund may invest in non-U.S. investments. Non-U.S. investments include securities issued or guaranteed by companies organized under the laws of countries other than the United States, including companies domiciled in emerging markets. Non-U.S. investments may be traded on foreign securities exchanges or in over-the-counter capital markets. Many non-U.S. companies issue both foreign currency and U.S. dollar-denominated securities.

POOLED INVESTMENT VEHICLES

The Fund may invest in securities of investment companies, including ETFs and closed-end funds. The Fund’s ability to invest in other investment companies is limited by the 1940 Act and the related rules and interpretations. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In general, as a shareholder of an investment company, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end investment companies.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash, in order to collateralize its investments. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. During the initial invest‑up period and during periods of high cash inflows or outflows, if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. For more information on eligible short term investments, see the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value.

Authorized Participant Concentration Risk. Only an authorized participant (as defined in “Purchase and Sale of Shares”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transactions Risk. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Counterparty Risk. The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. The protections available to the Fund in exchange traded derivatives may not be available for over-the-counter transactions.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk. The Fund invests in equity securities. The value of the Shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Exchange-Traded Fund Risk. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Fixed Income Securities Risk. An investment in the Fund involves risk associated with an investment in debt securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent an issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of an issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by an issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. If a shareholder purchases at a time when the market price is at a premium to the net asset value of the Shares, or sells at a time when the market price is at a discount to the net asset value of the Shares, the shareholder may sustain losses.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells, i.e., “rolls,” individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them into new contracts. This frequent trading of contracts may increase the amount of commissions or mark‑ups to broker‑dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance.

Futures Risk. All futures and futures‑related products are highly volatile. Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies. As a futures contract approaches its settlement date, the Fund may sell that futures contract and replace it with a similar contract with a more distant settlement date. This process is referred to as “rolling” a futures contract. The successful use of such a strategy depends upon the Adviser’s skill and experience. Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may endure a cost to “roll” the contracts. The Adviser may not be successful in selecting futures contracts to achieve the Fund’s investment objective.

Investment in Short Stocks Risk. The Fund’s investment strategy may seek to invest in stocks in which a significant amount of market participants have taken short positions. Market participants take short positions in stocks when they believe the value of these stocks will decline in the future. If these market participants are correct, the value of stocks in which the Fund invests will decrease, and the Fund may lose money on its investments.

Liquidity Risk. The Fund invests in securities that may have limited liquidity despite being listed on a securities exchange. Securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the securities are held in the Fund will be adversely affected if trading markets for the securities are limited or absent.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Making Risk. Market-making third parties may be required to provide liquidity, which would reduce the value of the Fund. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange which could result in a decrease in value of the Shares.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents, or it may hold cash.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Options Risk. The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Securities Lending Risk. When the Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, if the Fund’s securities are sold while out on loan and the securities are not returned timely by the borrower, there is a possibility that the sale transaction will not settle in the usual manner and cause unintended market exposure and additional trade and other expenses to the Fund. As well, any investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Small and Mid Capitalization Risk. The Fund invest in small and mid capitalization stocks. As a result, the Fund may be exposed to additional risk associated with small and mid capitalization companies. Increased exposure to small and mid capitalization companies may cause the Fund to be more vulnerable to adverse general market or economic developments because such securities may be less liquid and subject to greater price volatility than those of larger, more established companies. Stocks of small and mid capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Such companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Trading Issues Risk. Although the shares of the Fund are listed for trading on _____, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on _____ may be halted due to market conditions or for reasons that, in the view of _____, make trading in shares inadvisable. In addition, trading in shares on _____ is subject to trading halts caused by extraordinary market volatility pursuant to _____ “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of _____ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on _____ in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Volatility Risk. Frequent or significant short‑term price movements could adversely impact the performance of the Fund. In addition, the net asset value of the Fund over short‑term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and as a result, a relatively small price movement in an instrument may result in immediate and substantial losses to the Fund.

Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. Such market conditions could cause substantial losses to the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

TRADING ISSUES

Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

SHARES MAY TRADE AT PRICES DIFFERENT THAN NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of the Fund’s portfolio trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange and are created and redeemed principally in‑kind in Creation Units at each day’s next calculated NAV. These in‑kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in‑kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.elkhorn.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Elkhorn Investments, LLC is a registered investment adviser with its offices at 207 Reber Street, Suite 201, Wheaton, Illinois 60187.

As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of the Investment Committee. The Investment Committee consists of:

•
Benjamin Fulton, Chair of the Investment Committee and Chief Executive Officer of the Adviser. Mr. Fulton has served as Chief Executive Officer and President of the Adviser since 2013. From 2005 to 2013, Mr. Fulton was Managing Director of Invesco PowerShares Capital Management LLC. Mr. Fulton received a B.A. in Business Administration from Taylor University in Upland, Indiana.

•
Graham Day, Head of Product & Research. Mr. Day joined the Adviser in 2014. From 2009 to 2014, Mr. Day served as various capacities, including in strategy and product management, with Invesco PowerShares Capital Management LLC. Mr. Day received a B.A. in Business/Economics from Wheaton College in Wheaton, Illinois.

•
Jeff Wynsma, Senior Portfolio Manager. Mr. Wynsma joined the Adviser in 2013. From 2010 to 2013, Mr. Wynsma was a financial consultant with Benjamin F. Edwards & Co. Mr. Wynsma received a B.A. in Economics and Business from Hope College in Holland, Michigan.

•
Jordan Golz, Product Development & Research Associate. Mr. Golz joined the Adviser in 2014. Prior to joining the Adviser, Mr. Golz received a B.A. in Economics from Wheaton College in Wheaton, Illinois.

•	Derek Babb, Portfolio Manager. Mr. Babb joined the Adviser in 2015. Prior to joining the Adviser, Mr. Babb received a B.A. in Business/Economics from Wheaton College in Wheaton, Illinois.

The Fund’s SAI provides additional information about the compensation structure for the members of the Investment Committee, other accounts that the members of the Investment Committee manage and the ownership of Shares by members of the Investment Committee.

Pursuant to an investment advisory agreement, the Fund pays the Adviser an annual management fee equal to 0.___% of its average daily net assets. As of the date of this prospectus, the Fund has not paid management fees. Out of the management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b‑1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

The Adviser’s management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreement on behalf of the Fund will be available in the Fund’s Annual Report to shareholders for the fiscal year ended _____________.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade under the symbol “HARD.”

Share prices are reported in dollars and cents per Share.

For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the SEC that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares, an amount representing on a per Share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In‑kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

This section describes tax matters applicable to the Fund. Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

The Fund intends to continue qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some capital gains dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to Shares in REITs are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Taxes” in the SAI for more information.

Distribution Plan

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b‑1 under the 1940 Act. In accordance with its Rule 12b‑1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not currently pay 12b‑1 fees, and the Fund will not pay 12b‑1 fees any time before _____________. However, in the event 12b‑1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share. All valuations are subject to review by the Trust’s Board or its delegate.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Trust.

Grant Thornton LLP, 171 North Clark Street, Suite 200, Chicago, Illinois 60601, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

Premium/Discount Information

The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. The approximate value of the Shares, which is an amount representing on a per share basis the sum of the current market price of the securities (and an estimated cash component) accepted by the Fund in exchange for Shares, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved with, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any warranty as to its accuracy.

Information regarding how often the Shares traded on the Exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, when available, will be found at www.elkhorn.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1).

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

DELIVERY OF SHAREHOLDER DOCUMENTS—HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Contents

Summary Information	2
Additional Information About the Fund’s Strategies and Risks	11
Fund Investments	12
Tax-Advantaged Structure of ETFs	20
Portfolio Holdings	20
Management of the Fund	20
How to Buy and Sell Shares	22
Dividends, Distributions and Taxes	23
Distribution Plan	26
Net Asset Value	26
Fund Service Providers	28
Financial Highlights	28
Premium/Discount Information	28
Other Information	28

For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to make shareholder inquiries, please:

Call:	Elkhorn ETF Trust at 1‑844‑355‑3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	Elkhorn ETF Trust c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187

Visit:	www.elkhorn.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1‑202‑551‑8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549‑1520.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811‑22926.

PROSPECTUS ETF	Elkhorn Rich Hard To Borrow Securities ETF

DATED _________, 2017

Elkhorn ETF Trust 207 Reber Street, Suite 201 Wheaton, IL 60187	Phone: 1‑844‑355‑3837 E‑mail: info@elkhorn.com www.elkhorn.com

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Preliminary Statement of Additional Information
Dated April 21, 2017
Subject to Completion

Statement of Additional Information

Investment Company Act File No. 811-22926
 ELKHORN ETF TRUST

Fund Name	Ticker Symbol	Exchange
Elkhorn Rich Hard To Borrow Securities ETF	HARD	BATS BZX Exchange, Inc.

Dated __________, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated _________, 2017, as it may be revised from time to time (the “Prospectus”), for the Elkhorn Rich Hard To Borrow Securities ETF (the “Fund”), a series of the Elkhorn ETF Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling toll free at 1-844-355-3837.

Table of Contents

General Description of the Trust and the Fund	1
Exchange Listing and Trading	3
Investment Objective and Policies	4
Investment Strategies	5
Sublicense Agreement	9
Investment Risks	9
Management of the Fund	12
Accounts Managed by Investment Committee	21
Brokerage Allocations	22
Custodian, Transfer Agent, Fund Accounting Agent, Distributor, Index Provider and Exchange	24
Additional Information	27
Proxy Voting Policies and Procedures	28
Creation and Redemption of Creation Unit Aggregations	29
Federal Tax Matters	36
Determination of Net Asset Value	43
Dividends and Distributions	44
Miscellaneous Information	45
Exhibit A - Proxy Voting Guidelines	A-1

- ii -

General Description of the Trust and the Fund

The Trust was organized as a Massachusetts business trust on December 17, 2013, and is authorized to issue an unlimited number of shares in one or more series or “Funds.” The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in [  ] series, including the Fund, a non-diversified series.

This SAI relates to the Fund. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange‑traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Fund is advised by Elkhorn Investments, LLC (the “Adviser” or “Elkhorn Investments”).

The shares of the Fund list and principally trade on BATS BZX Exchange, Inc. (“BATS” or the “Exchange”). The shares will trade on the Exchange at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of the Fund.

The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in‑kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require a Fund to incur the loss, and as a result, the Fund’s performance could be impacted.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1) The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2) The Fund may not borrow money, except as permitted under the 1940 Act.

(3) The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

(4) The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5) The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7) The Fund will not concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index upon which the Fund is based concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33‑1/3% of the value of the Fund’s total assets. The Fund’s total assets equals the notional of the long securities positions and the gross notional of derivatives positions hedging the long securities positions.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

Under normal circumstances, the Fund will seek to achieve its investment objective of high levels of current income primarily through the revenue it receives by lending out the securities that make up its portfolio. The Fund seeks to purchase those securities deemed to be “hard to borrow” and lend them out in exchange for the premium income that such securities may command on the market. The Fund will invest in securities included on the ______________ Hard to Borrow Securities List (the “Rich Hard-To-Borrow List”). The Rich Hard-To-Borrow List seeks to identify those securities that are most in-demand to be borrowed by market participants. The Rich Hard-To-Borrow List may be comprised of U.S. and non-U.S. equity securities, including depositary receipts, investment grade fixed income securities and other registered investment companies, including exchange-traded funds (“ETFs”) and closed-end funds. Additionally, the Fund wishes to maintain a market neutral position for all of the securities in its portfolio and will use exchange-listed derivatives, including exchange-listed options, futures and swaps, to hedge against price movements of the securities to mitigate the effects of any such price movements on the Fund’s total return. Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

Types of Investments

Corporate Bonds. Corporate bonds, also known as fixed-income securities, are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a corporate bond is unsecured, it is known as a debenture. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed-income securities which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the holder of the bonds. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored American depositary receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.

Equity Securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities in which the Fund has exposure include common stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objective; however, the Fund may invest in fixed income investments and cash equivalents.

Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below:

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Adviser to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by Elkhorn Investments to be of comparable quality.

(7) The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities for purposes of determining the Fund’s net asset value). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day‑to‑day determination of the illiquidity of any equity or fixed‑income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, Elkhorn Investments considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Investment Companies and Pooled Investment Vehicles. The Fund may invest in other pooled investment vehicles, including open-end or closed-end investment companies, other exchange-traded funds (“ETFs”) and business development companies that invest primarily in securities of the types in which the Fund may invest directly. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and closed-end funds. Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.

The Fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the SEC. An ETF is a fund that holds a portfolio of securities and trades on a securities exchange and its shares may, at times, trade at a premium or discount to their net asset value. Additionally, the Fund may invest in certain investment companies in excess of the limits imposed under the 1940 Act, subject to certain terms and conditions, pursuant to an exemptive order that the SEC has issued to the Trust. The Fund may also invest in shares of money market funds to the extent permitted by the 1940 Act.

Non‑U.S. Investments. The Fund may invest in non-U.S. securities. Non‑U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non‑U.S. securities may also include U.S. dollar‑denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra‑national government entities. Yankee Dollar obligations are U.S. dollar‑denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over‑the‑counter (“OTC”) capital markets.

Certain of the Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

Options. The Fund may invest in options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific asset at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of the asset held and may purchase call options to hedge against an increase in the price of the asset it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the assets it holds or is committed to purchase.

Swap Agreements. The Fund may enter into swap agreements, which are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually will be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

U.S. Government Securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Hedging Strategies

General Description of Hedging Strategies

The Fund may engage in hedging activities or other investment in derivative instruments, as described above. The Fund may utilize a variety of financial instruments, including to attempt to hedge the Fund’s holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, the Fund’s ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Fund limits its direct investments in futures, options on futures and swaps to the extent necessary for Elkhorn to claim the exclusion from regulation as a “commodity pool operator” with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund limits its trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

Elkhorn has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to the Fund with the National Futures Association, the futures industry’s self-regulatory organization. If Elkhorn were no longer able to claim the exclusion for the Fund, Elkhorn would be required to register as a “commodity pool operator,” and the Fund and Elkhorn would be subject to regulation under the Commodity Exchange Act (the “CEA”).

The foregoing limitations are non-fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions

The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

The Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line® Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, Nasdaq and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indices will be subject to the ability of Elkhorn to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

The Fund may enter into futures contracts and the Fund’s hedging activities may include sales of futures as an offset against the effect of expected declines in stock prices and purchases of futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into futures contracts that are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract.

The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the future contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some investors to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in futures contracts covering a number of indices, including but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index®, the Value Line® Composite Index and the NYSE Composite Index®.

Options on Futures

The Fund may also purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities that are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on Elkhorn’s ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.

Short Sales

The Fund may take short positions in securities, which are often referred to as “short sales.” A short sale is a sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. To settle the short sale transaction, the Fund buys the same security at a later date and returns it to the lender of the security. The Fund makes money on a short position if the market price of the security goes down after the short sale or if the market price of the securities it buys with the proceeds of the short sale increases more than that of the security sold short. Conversely, if the price of the security sold short goes up after the short sale, the Fund loses money because it has to pay more to replace the borrowed security than it received when it sold the security short. Short-selling is considered “leverage” and may involve substantial risk.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.

Lending of Portfolio Securities

In order to generate income, as a non-principal investment strategy, Elkhorn is authorized, with notice to the Board of Trustees, to lend portfolio securities representing up to 33-1/3% of the value of its total assets to broker‑dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into domestic loan arrangements with broker-dealers, banks or other institutions that Elkhorn has determined are creditworthy under guidelines approved by the Board of Trustees. The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by Elkhorn or the Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

Investment Risks

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Common Stocks Risk

Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Elkhorn Investments cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the ETFs in which the Fund invests have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the underlying ETFs owned by the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the underlying ETFs. The equity securities held in the underlying ETFs may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the underlying ETFs and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Depositary Receipts Risk

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non‑U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Derivatives Risk

The Fund may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund that invests in derivatives may change quickly and without warning. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund. Over‑the‑counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Additionally, certain specific risks associated with an investment in derivatives may also include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Advisor’s and Sub-Advisors’ ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Advisor’s or Sub-Advisors’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations and operating policies. In making such a judgment, the Advisor and Sub-Advisors will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objectives.

(2) Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange‑traded derivatives is generally less than for privately‑negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange‑traded instrument, provides a guarantee of performance. For privately‑negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange‑traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or “interconnection risk” is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Exchange-Traded Product Risk

The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Additionally, whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than ETFs.

Listing Standards Risk

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Liquidity Risk

Although the Fund limits its investments in illiquid securities to no more than 15% its net assets at the time of purchase, securities that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain securities and certain securities may be subject to restrictions on resale or have a limited secondary market. Certain securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain securities in a timely fashion or at a favorable price could result in losses to the Fund.

Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.

Non‑U.S. Securities Risk

An investment in non‑U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non‑U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non‑U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non‑U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non‑U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non‑U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non‑U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non‑U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non‑U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Authorization, Custody and Settlement Risk for Non‑U.S. Securities

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.

Rules adopted under the 1940 Act permit a fund to maintain its non‑U.S. securities and cash in the custody of certain eligible non‑U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub‑custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub‑custodian in the event of the bankruptcy of the sub‑custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub‑custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

Share blocking may present operational challenges for the Fund and authorized participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or transfer agent.

As a result, the Advisor, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Options Transactions Risk

There are several risks accompanying the utilization of options. The risk of loss in trading uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Securities Lending Risk

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Small and Mid Capitalization Companies Risk

Certain of the equity securities held by the Fund may be small or mid cap company stocks. While historically small or mid cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products that have recently been brought to market and may be dependent on key personnel.

The prices of small and mid cap company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Swaps Risk

The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Swaps could result in losses for the Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked‑to‑market on a daily basis.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and three of whom are Trustees who are not officers or employees of Elkhorn Investments or any of its affiliates (“Independent Trustees”). The Trust has not established a lead independent Trustee position. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment adviser. The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for Benjamin T. Fulton, is an Independent Trustee. Mr. Fulton is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his positions as Chief Executive Officer and President of Elkhorn Investments and the Trust.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Elkhorn Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Trustee who is an Interested Person of the Trust
Benjamin T. Fulton(1) c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1961	Chairman of the Board of Trustees; Chief Executive Officer and President	• Indefinite term • Since inception	Chief Executive Officer and President, Elkhorn Investments, LLC, 2013-present; Managing Director, Invesco PowerShares Capital Management LLC, 2005-2013	[ ]	None
Independent Trustees
Bruce Howard c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1952	Trustee	• Indefinite term • Since inception
Advisory Board Member, Performance Trust Capital Partners LLC, 2009-present; Director/Tax Consultant, Tyndale House Publishers Inc., 1980-present; Professor of Business & Economics, Wheaton College, 1980-present
				[ ]	None
Gregory D. Bunch c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1958	Trustee	• Indefinite term • Since inception	Adjunct Professor of Entrepreneurship, University of Chicago, 2009-present; President, Masterplan International Corporation, 1998-present; Co-Founder, Oration, 2012-2013	[ ]	None
Jeffrey P. Helton c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1959	Trustee	• Indefinite term • Since inception	Pastor, The People’s Church, 2012-2015; Executive/Life Coach, WellSpring Coaching, 2010-present	[ ]	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Elkhorn Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
Graham Day c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1986	Vice President and Assistant Secretary	• Indefinite term • Since inception
SVP-Head of Products & Research (2016-present); Director of Product Development, Elkhorn Investments, LLC, (2014-2016); Senior Strategist (2013-2014), Product Manager (2011-2013), Research Analyst (2009-2011), Invesco PowerShares Capital Management LLC
				N/A	N/A
Melanie H. Zimdars c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1976	Chief Compliance Officer	• Indefinite term • Since inception	Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, 2009-present	N/A	N/A
Philip L. Ziesemer c/o Elkhorn Investments, LLC 207 Reber Street, Suite 201 Wheaton, IL 60187 Y.O.B.: 1963	Chief Financial Officer and Secretary	• Indefinite term • Since inception	Chief Financial Officer, Elkhorn Investments, LLC, 2013-present; Chief Financial Officer, Renegade Holdings, 2009-2013	N/A	N/A

(1)	Mr. Fulton is deemed an “interested person” of the Trust due to his position as Chief Executive Officer and President of Elkhorn Investments and the Trust.

Unitary Board Leadership Structure

Each Trustee serves as a trustee of all funds in the Elkhorn Investments Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future Funds advised by Elkhorn Investments (each, an “Elkhorn Fund” and collectively, the “Elkhorn Investments Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Elkhorn Investments or any of its affiliates. The Interested Trustee, Benjamin T. Fulton, serves as the Chair of the Board for each Fund in the Elkhorn Investments Fund Complex.

The same four persons serve as Trustees on the Trust’s Board and are anticipated to serve on the Boards of all other Elkhorn Funds. The unitary board structure was adopted for the Elkhorn Funds because of the efficiencies it achieves with respect to the governance and oversight of the Elkhorn Funds. Each Elkhorn Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Elkhorn Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Elkhorn Funds, including among any such exchange-traded funds, the Board of the Elkhorn Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Elkhorn Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Elkhorn Funds’ business.

Annually, the Board of Trustees reviews its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Elkhorn Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Elkhorn Investments Fund Complex as a whole.

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non‑interested persons to the Board of Trustees. Messrs. Bunch, Helton and Howard are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to Philip L. Ziesemer, Secretary, at the Trust’s address, 207 Reber Street, Suite 201, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S‑K or paragraph (b) of Item 22 of Rule 14a‑101 (Schedule 14A) under the 1934 Act (as defined below); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Bunch, Helton and Howard serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any sub-adviser (each, a “Sub-Adviser”), is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).

Melanie H. Zimdars of ALPS Fund Services, Inc. (“ALPS”) serves as CCO of the Trust. In a joint effort between the Trust and ALPS to ensure the Trust complies with Rule 38a-1 under the 1940 Act, ALPS has agreed to render services to the Trust by entering into a Chief Compliance Officer Services Agreement (the “CCO Services Agreement”) with the Trust. Pursuant to the CCO Services Agreement, ALPS designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Ms. Zimdars currently serves in such capacity under the terms of the CCO Services Agreement.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees. Bruce Howard is Professor of Business & Economics at Wheaton College and is a Director and Tax Consultant at Tyndale House Publishers Inc. Mr. Howard has held these positions since 1980. Additionally, since 2009, Mr. Howard has served as a member of the Advisory Board for Performance Trust Capital Partners LLC. Mr. Howard has served as a Trustee of the Elkhorn Funds since 2015. He currently serves as Chair of the Audit Committee (since 2015) of the Elkhorn Funds.

Gregory D. Bunch is President of Masterplan International Corporation, a position he has held since founding the strategy consulting firm in 1998. In 2012, Mr. Bunch co-founded Oration, a health-care focused software company. Additionally, since 2009, Mr. Bunch has served as Adjunct Professor of Entrepreneurship at the University of Chicago, where he teaches New Venture Strategy. Mr. Bunch has served as a Trustee of the Elkhorn Funds since 2015. He currently serves as Chair of the Nominating and Governance Committee (since 2015).

Jeffrey P. Helton serves as an Executive/Life Coach at WellSpring Coaching, a company he co-founded in 2010. Mr. Helton was Pastor at The People’s Church in Franklin, Tennessee from 2012 through 2015. Mr. Helton has served as a Trustee of the Elkhorn Funds since 2015.

Interested Trustee. Benjamin T. Fulton is Chair of the Board of Trustees of the Elkhorn Funds and Chief Executive Officer and President of both Elkhorn Investments as well as Elkhorn Capital Group, LLC, the sole member of Elkhorn Investments. Previously, Mr. Fulton served as Managing Director at Invesco PowerShares Capital Management LLC from 2005-2013. He has nearly three decades of experience in the investment management industry. Mr. Fulton has served as a Trustee of the Elkhorn Funds since 2015.

Each Independent Trustee is paid a fixed annual retainer of $10,000 per year. The fixed annual retainer is allocated pro rata among each fund in the Elkhorn Investments Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the Elkhorn Investments Fund Complex for travel and out‑of‑pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund and by the Elkhorn Investments Fund Complex for one fiscal year. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Elkhorn Investments.

Name of Trustee	Estimated Compensation from the Fund(1)	Estimated Total Compensation from the Elkhorn Investments Fund Complex(2)
Bruce Howard	$[ ]	$10,000
Gregory D. Bunch	$[ ]	$10,000
Jeffrey P. Helton	$[ ]	$10,000

(1)	The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.

(2)	The estimated total compensation paid to the Independent Trustees for one fiscal year for services to all Funds advised by Elkhorn Investments.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the Elkhorn Investments Fund Complex as of [   ], 2017:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Elkhorn Investments Fund Complex
Interested Trustee
Benjamin T. Fulton	None	Over $100,000
Independent Trustees
Bruce Howard	None	None
Gregory D. Bunch	None	None
Jeffrey P. Helton	None	None

As of ____________, 2017, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of ____________, 2017, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

As of _____________, 2017, ALPS Distributors, Inc., the Fund’s distributor, was the sole shareholder of the Fund. As a sole shareholder, ALPS Distributors, Inc. has the ability to control the outcome of any item presented to shareholders for approval.

As of _____________, 2017, Elkhorn Investments did not own any shares of the Fund.

Investment Adviser. The Board of Trustees of the Trust, including the Independent Trustees, approved an investment management agreement (the “Investment Management Agreement”) for the Fund for an initial term ending _________. The Board of Trustees determined that the Investment Management Agreement was in the best interests of the Fund in light of the services, expenses and such other matters as the Board of Trustees considered to be relevant in the exercise of its reasonable business judgment.

Pursuant to the Investment Management Agreement between Elkhorn Investments and the Trust, Elkhorn Investments manages the investment of the Fund’s assets and will be responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay Elkhorn Investments an annual management fee equal to 0.__% of its average daily net assets.

Elkhorn Investments, 207 Reber Street, Suite 201, Wheaton, Illinois 60187, is the investment adviser to the Fund. Elkhorn Investments is a limited liability company with a sole member, Elkhorn Capital Group, LLC. Elkhorn Investments discharges its responsibilities subject to the policies of the Board of Trustees.

Elkhorn Investments provides investment tools and portfolios for advisers and investors. Elkhorn Investments is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

Elkhorn Investments acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. Elkhorn Investments also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Under the Investment Management Agreement, Elkhorn Investments shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Elkhorn Investments in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until ______________, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Elkhorn Investments, or by Elkhorn Investments on 60 days’ written notice to the Fund.

Investment Committee. The Investment Committee of Elkhorn Investments (the “Investment Committee”) is primarily responsible for the day-to-day management of the Fund. There are currently five members of the Investment Committee, as follows:

Name	Position with Elkhorn Investments	Length of Service with Elkhorn Investments	Principal Occupation During Past Five Years
Benjamin T. Fulton	Chief Executive Officer	Since 2013	Chief Executive Officer and President, Elkhorn Investments, LLC (2013-present); Managing Director, Invesco PowerShares Capital Management LLC (2005-2013)
Graham Day	Head of Product & Research	Since 2014
SVP-Head of Product & Research (2016-present), Director of Product Development (2014-2016), Elkhorn Investments, LLC; Senior Strategist (2013-2014); Product Manager (2011-2013) Research Analyst (2009-2011), Invesco PowerShares Capital Management LLC

Jeff Wynsma	Senior Portfolio Manager	Since 2013	Senior Portfolio Manager (2016-present); Director, Product Strategy & Research (2013-2016), Elkhorn Investments, LLC; Financial Consultant, Benjamin F. Edwards & Co.(2010-2013)

Name	Position with Elkhorn Investments	Length of Service with Elkhorn Investments	Principal Occupation During Past Five Years
Jordan Golz	Product Development &Research Associate	Since 2014	Product Development & Research Associate (2016-present); Analyst (2014-2016); Elkhorn Investments, LLC; Wheaton College (2010-2013)
Derek Babb	Portfolio Manager	Since 2015	Portfolio Manager (2016-present); Analyst (2015-2016), Elkhorn Investments, LLC; Wheaton College (2010-2013)

As of the date of this SAI, no member of the Investment Committee beneficially owned any shares of the Fund.

Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of Elkhorn Investments. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

Accounts Managed by Investment Committee

The Investment Committee manages the investment vehicles (other than the series of the Trust) with the number of accounts and assets, as of [   ], 2017, set forth in the table below:
Investment Committee Member	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)
Benjamin T. Fulton	[ ] ($[ ] million)	— ($—)	— ($—)
Graham Day	[ ] ($[ ] million)	— ($—)	— ($—)
Jeff Wynsma	[ ] ($[ ] million)	— ($—)	— ($—)
Jordan Golz	[ ] ($[ ] million)	— ($—)	— ($—)
Derek Babb	[ ] ($[ ] million)	— ($—)	— ($—)

Conflicts. None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, Elkhorn Investments believes that there are no material conflicts of interest that may arise in connection with the Investment Committee’s management of the Fund’s investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, Elkhorn Investments believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Committee.

In addition, the Adviser may make payments out of its own internal resources and profits from all sources to other financial intermediaries to encourage the sale of Shares of the Fund. The payments are intended to compensate financial intermediaries (including broker-dealers) for, among other things: marketing Shares, which may consist of payments relating to the Fund, including but not limited to: inclusion on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the financial intermediaries; access to the financial intermediaries registered sales persons; and/or other specified services or persons intended to assist in the marketing of the Funds. Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria). These payments may create an incentive for a financial intermediary to sell and recommend certain investment products, including the Fund, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the any payment it receives from the Adviser.

Brokerage Allocations

Elkhorn Investments is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Elkhorn Investments to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Elkhorn Investments and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Elkhorn Investments considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of shares.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Elkhorn Investments has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, Elkhorn Investments may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Elkhorn Investments determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Elkhorn Investments or the Trust. In addition, Elkhorn Investments must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Elkhorn Investments under the Investment Management Agreement would not be reduced as a result of receipt by Elkhorn Investments of research services.

Elkhorn Investments places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects securities transactions may be used by Elkhorn Investments in servicing all of its accounts; not all of such services may be used by Elkhorn Investments in connection with the Fund. Elkhorn Investments believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Elkhorn Investments believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Elkhorn Investments seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Elkhorn Investments are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Administrator, Custodian, Transfer Agent, Fund Accounting Agent, Distributor, Index Provider and Exchange

Administrator. Bank of New York Mellon (“BNYM”) serves as Administrator for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities (which may be in BNYM’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.

Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion.

Custodian, Transfer Agent and Accounting Agent. BNYM, as custodian for the Fund pursuant to a Custody Agreement, holds the Fund’s assets. BNYM also serves as transfer agent of the Fund pursuant to an Administrative Agency Agreement. As the Fund’s accounting agent, BNYM calculates the net asset value of shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Fund for its out-of-pocket expenses.

Distributor. ALPS Distributors, Inc. is the distributor (the “Distributor”) and principal underwriter of the Creation Unit Aggregations of the Fund. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Elkhorn Investments may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Elkhorn Investments’ available resources to make these payments include profits from advisory fees received from the Fund. The services Elkhorn Investments may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

12b‑1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b‑1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b‑1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the Fund under the plan, and the Fund will not pay 12b-1 fees any time before _____________.

Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

[____________]. _________ is not affiliated with the Fund, ALPS or Elkhorn Investments. The Fund is entitled to use the Rich Hard-To-Borrow List pursuant to a sublicensing arrangement by and between the Trust, on behalf of the Fund, and Elkhorn Investments, which in turn has a license agreement with ______________.

[INDEX PROVIDER DISCLAIMER LANGUAGE]

Exchange. The only relationship that the Exchange has with Elkhorn Investments or the Distributor of the Fund in connection with the Fund is that the Exchange lists the shares of the Fund pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to Elkhorn Investments the proxy voting responsibilities for the Fund and has directed Elkhorn Investments to vote proxies consistent with the Fund’s best interests. Elkhorn Investments has engaged the services of Institutional Shareholder Services, Inc. (“ISS”), to make recommendations to Elkhorn Investments on the voting of proxies relating to securities held by the Fund. If Elkhorn Investments manages the assets of a company or its pension plan and any of Elkhorn Investments’ clients hold any securities of that company, Elkhorn Investments will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. While these guidelines are not intended to be all-inclusive, they do provide guidance on Elkhorn Investments’ general voting policies.

Elkhorn Investments has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Elkhorn Investments’ general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit A.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N‑Q. Form N‑Q for the Trust is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N‑Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N‑Q are available without charge, upon request, by calling 1-844-355-3837 or by writing to Elkhorn ETF Trust, 207 Reber Street, Suite 201, Wheaton, Illinois 60187.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at http://www.elkhorn.com. The Trust, Elkhorn Investments and ALPS will not disseminate non-public information concerning the Trust.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, Elkhorn Investments and the Distributor have adopted Codes of Ethics under Rule 17j‑1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Creation and Redemption of Creation Unit Aggregations

General. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase and Issuance of Creation Unit Aggregations. Unless cash purchases are required or permitted for the Fund under the circumstances described below, the consideration for purchase of a Creation Unit Aggregation of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of each Deposit Instrument, as well as the estimated Cash Component (if any) that will be applicable to Fund Deposits for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such Fund Deposit information is applicable in order to effect creations of Creation Unit Aggregations of the Fund until a new list is announced on the next Business Day.

The Fund reserves the right to require or permit purchases of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances: (i) to the extent there is a Cash Component; (ii) if, on a given Business Day, the Fund announces before the open of trading that all purchases on that day will be made entirely in cash; (iii) if, upon receiving a purchase order from an Authorized Participant (as defined below), the Fund determines to require the purchase to be made entirely in cash; (iv) if, on a given Business Day, the Fund requires all Authorized Participants purchasing shares on that day to deposit cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for transfer through either the NSCC or DTC; or (b) in the case of non-U.S. investments (if any), such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if the Fund permits an Authorized Participant to deposit cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not available in sufficient quantity; or (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

In addition, it is possible that Deposit Instruments may not correspond pro rata to the positions in the Fund’s portfolio under the following circumstances: (i) in the case of bonds, with respect to minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) with respect to minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (a tradeable round lot for a security will be the standard unit of trading in that particular type of security in its primary market); (iii) with respect to “to-be-announced” transactions, short positions, derivatives, and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not intend to seek such consents), and they will therefore be excluded from the Deposit Instruments with their value reflected in the determination of the Cash Component; (iv) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (v) with respect to temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its underlying index.

Procedures for Creation of Creation Unit Aggregations. All orders to purchase shares of the Fund in Creation Unit Aggregations must be placed with the Distributor by or through an “Authorized Participant” or “AP” which is either: (1) a “Participating Party,” i.e., a broker‑dealer or other participant in the Continuous Net Settlement System of the NSCC, or (2) a DTC Participant, which, in either case, has signed a “Participant Agreement” with the Distributor. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker‑dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Component.

Placement of Creation Orders. In order to purchase Creation Units of a Fund, an AP must submit an order to purchase for one or more Creation Units. All such orders must be received by a Fund’s transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an AP, which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Instruments must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an American Depository Receipt (“ADR”) or similar domestic instrument, it may be delivered to the Custodian.

Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement. The custodian will monitor the movement of the underlying Deposit Instruments and/or cash and will instruct the movement of shares only upon validation that such instruments and/or cash have settled correctly.

Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such AP notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 105% which Elkhorn Investments may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the AP to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Fund reserves the absolute right to reject a creation order transmitted to it if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Unit Aggregations of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) the acceptance of the Fund Deposit would have certain adverse tax consequences; (v) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (vi) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund, Elkhorn Investments and/or any sub-advisor, have an adverse effect on the Fund or the rights of the Fund’s Beneficial Owners; or (vii) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, Elkhorn Investments, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $500. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an AP to substitute cash in lieu of depositing one or more of the requisite Deposit Instruments, the AP may be assessed a higher amount to cover the cost of purchasing the Deposit Instruments, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Instruments.

As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Instruments subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Instruments.

Redemptions of Creation Unit Aggregations

Redemption of Fund Shares in Creation Unit Aggregations. Beneficial Owners of Fund shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit Aggregation to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Unit Aggregations and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. Redemption requests must be placed by or through an Authorized Participant. Creation Unit Aggregations will be redeemable at their net asset value per Creation Unit Aggregation next determined after receipt of a request for redemption by the Fund.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of Deposit Instruments, as well as the estimated Cash Redemption Amount (as defined below) (if any) that will be applicable to redemptions for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such information is applicable in order to effect redemptions of Creation Unit Aggregations of the Fund until a new list is announced on the next Business Day.

Unless cash redemptions are required or permitted for the Fund under the circumstances described below, the redemption proceeds for a Creation Unit Aggregation generally consist of Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit Aggregation) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as described below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund shares (per Creation Unit Aggregation), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

The Fund reserves the right to require or permit redemptions of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances: (i) to the extent there is a Cash Redemption Amount; (ii) if, on a given Business Day, the Fund announces before the open of trading that all redemptions on that day will be made entirely in cash; (iii) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash; (iv) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for transfer through either the NSCC or DTC; or (b) in the case of non-U.S. investments (if any), such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (b) to the extent the Fund holds non-U.S. investments, a holder of shares would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

In addition, it is possible that Deposit Instruments may not correspond pro rata to the positions in the Fund’s portfolio under the following circumstances: (i) in the case of bonds, with respect to minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) with respect to minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (iii) with respect to “to-be-announced” transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not intend to seek such consents), and they will therefore be excluded from the Deposit Instruments with their value reflected in the determination of the Cash Redemption Amount; (iv) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (v) with respect to temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its underlying index.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $500. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. Investors will also bear the costs of transferring the Fund Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for a redemption request to be made through an AP. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Deliveries of Fund Securities to investors are generally expected to be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the United States securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 15 calendar days following tender of a Creation Unit Aggregation.

In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an AP’s agreement, in the event the AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing shares as soon as possible. Such undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which Elkhorn Investments may change from time to time, of the value of the missing shares.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets, if any.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations and from REITs are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options, if any, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after June 30, 2014, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1) Common stocks and other equity securities listed on any national or foreign exchange other than The NASDAQ Stock Market® LLC (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2) Securities traded in the OTC market are valued at the mean of the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

(2) Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by the Fund’s pricing committee in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Index.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

Independent Registered Public Accounting Firm. Grant Thornton LLP, 171 North Clark Street, Suite 200, Chicago, Illinois 60601, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

Exhibit A - Proxy Voting Guidelines

A-1

Elkhorn ETF Trust
Part C – Other Information

Item 28.	Exhibits

Exhibit No.	Description

(a)	(1) Amended and Restated Declaration of Trust of the Registrant (1)

(2) Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest (2)

(b)	By-Laws of the Registrant (1)

(c)	Not Applicable

(d)	Form of Investment Management Agreement between the Registrant and Elkhorn Investments, LLC (1)

(e)	Form of Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. (1)

(f)	Not Applicable

(g)	Form of Custodian Agreement (1)

(h)	(1) Form of Subscription Agreement (1)

(2) Form of Administrative Agency Agreement (1)

(i)	(1) Opinion and Consent of Morgan, Lewis & Bockius LLP (2)

(2) Opinion and Consent of Chapman and Cutler LLP (2)

(j)	Not Applicable

(k)	Not Applicable

(l)	Not Applicable

(m)	Form of 12b-1 Service Plan (1)

(n)	Not Applicable

(o)	Not Applicable

(p)	(1) Elkhorn Investments, LLC and Elkhorn Funds Code of Ethics (1)

(2) ALPS Distributors, Inc. Code of Ethics (1)

(q)	Powers of Attorney (1)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on April 28, 2015.

(2)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30.	Indemnification

Section 9.5 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and "expenses" shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Elkhorn Investments, LLC (“Elkhorn”), investment adviser to the Registrant, serves as adviser to open‑end investment companies and is the portfolio supervisor of certain unit investment trusts. The principal business of certain of Elkhorn’s principal executive officers involves various activities in connection with Elkhorn’s advisory services and the unit investment trusts sponsored by Elkhorn Securities, LLC (“Elkhorn Securities”). The principal address for all these investment companies, Elkhorn and Elkhorn Securities is 207 Reber Street, Suite 201, Wheaton, Illinois 60187.

A description of any business, profession, vocation or employment of a substantial nature in which the officers of Elkhorn have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” in the Statement of Additional Information.

Item 32.	Principal Underwriter

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi‑Strategy Trust, Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, db‑X Exchange-Traded Funds Inc., Centre Funds, ETFS Trust, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, ISI Strategy Fund, James Advantage Funds, Lattice Strategies Trust, Laudus Trust, Laudus Institutional Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Managed Municipal Fund, North American Government Bond Fund, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ 100 Trust Series 1, Reality Shares ETF Trust, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund***
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None

Name*	Position with Underwriter	Positions with Fund***
Steven Price	Vice President, Deputy Chief Compliance Officer	None
Liza Orr	Vice President, Attorney	None
Taylor Ames	Vice President, PowerShares	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.
***	None of the directors or executive officers of ALPS Distributors, Inc. are employed by the Fund.

(c)	Not Applicable

Item 33.	Location of Accounts and Records

Elkhorn, 207 Reber Street, Suite 201, Wheaton, Illinois 60187, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

The Bank of New York Mellon Corporation (“BONY”) maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by Elkhorn.

BONY also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton, and State of Illinois, on April 21, 2017.

Elkhorn ETF Trust

By:	/s/ Benjamin T. Fulton
Benjamin T. Fulton
Chairman of the Board of Trustees
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title			Date
/s/ Benjamin T. Fulton	President and Chief Executive Officer			April 21, 2017
Benjamin T. Fulton
/s/ Philip L. Ziesemer	Secretary and Chief Financial Officer			April 21, 2017
Philip L. Ziesemer
Bruce Howard*	Trustee	) )
		)	By:	/s/ Benjamin T. Fulton
Gregory D. Bunch*	Trustee	) )		Benjamin T. Fulton Attorney-In-Fact
		)		April 21, 2017
Jeffrey P. Helton*	Trustee	) )

*
An original power of attorney authorizing Graham Day, Benjamin T. Fulton and Philip L. Ziesemer to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.